Supplement dated November 15, 2024, to the Updating Summary Prospectus and Prospectus dated May 1, 2024 for Executive Benefit VUL and Executive Benefit VUL II policies issued by Empower Annuity Insurance Company of America

COLI VUL-2 Series Account

Supplement dated November 15, 2024, to the Updating Summary Prospectus and Prospectus dated May 1, 2024 for Executive Benefit VUL II policies
issued by Empower Life & Annuity Insurance Company of New York

COLI VUL-2 NY Series Account

This Supplement amends certain information in your variable universal life policy prospectus and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-877-723-8723.

The “Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable” section of the table in the "FUND APPENDIX: FUNDS AVAILABLE UNDER THE POLICY" section of the Prospectuses is amended so as all references to Putnam Investments Limited are hereby deleted and replaced with Franklin Templeton Investment Management Limited to the following funds:

Putnam VT Focused International Equity Fund – Class IA

Putnam VT Global Asset Allocation Fund – Class IA

Putnam VT High Yield Fund – Class IA

Putnam VT Income Fund – Class IB

Putnam VT International Value Fund – Class IA

Putnam VT Large Cap Growth Fund – Class IA

Putnam VT Large Cap Value Fund – Class IA

Putnam VT Research Fund – Class IA

Putnam VT Small Cap Value Fund – Class IA

Putnam VT Sustainable Future Fund – Class IA

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at

1-877-723-8723. Please keep this Supplement for future reference.